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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                 DATE OF EARLIEST EVENT REPORTED: July 24, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                  TEXAS                                74-1611874
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

       15835 Park Ten Place Drive                         77084
             Houston, Texas                             (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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


ITEM 5.    OTHER EVENTS


     ON JULY 24, 2001, THE COMPANY ANNOUNCED THAT ITS WHOLLY-OWNED SUBSIDIARY, ATWOOD OCEANICS PACIFIC LIMITED, HAS ENTERED INTO A VESSEL CONSTRUCTION AGREEMENT WITH KEPPEL FELS LIMITED, TO CONSTRUCT AN KFELS MOD V ENHANCED B-CLASS JACK-UP DRILLING UNIT IN SINGAPORE, WITH A TOTAL ESTIMATED COST OF APPROXIMATELY $125 MILLION. A COPY OF THE PRESS RELEASE ANNOUNCING THE NEW BUILD JACK-UP IS FILED WITH THIS FORM 8-K AS EXHIBIT 99.1 AND IS INCORPORATED HEREIN BY REFERENCE.



ITEM 7.   EXHIBITS


EXHIBIT 99.1      PRESS RELEASE DATED JULY 24, 2001



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ATWOOD OCEANICS, INC.
                                              (Registrant)



                                              /s/ James M. Holland
                                              James M. Holland
                                              Senior Vice President

                                              DATE:      July 25, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                                 DESCRIPTION

99.1     Press Release dated July 24, 2001

                                                                   EXHIBIT 99.1


HOUSTON, TEXAS

24 JULY 2001

FOR IMMEDIATE RELEASE:


     ATWOOD OCEANICS, INC. (A HOUSTON BASED INTERNATIONAL OFFSHORE DRILLING CONTRACTOR - NYSE: ATW) ANNOUNCED TODAY THAT ITS WHOLLY-OWNED SUBSIDIARY, ATWOOD OCEANICS PACIFIC LIMITED, HAS ENTERED INTO A VESSEL CONSTRUCTION AGREEMENT WITH KEPPEL FELS LIMITED, TO CONSTRUCT A KFELS MOD V ENHANCED B-CLASS JACK-UP DRILLING UNIT IN SINGAPORE. THE JACK-UP WILL BE BUILT TO WORK IN UP TO 350 FEET WATER DEPTH, AND WILL INCLUDE, AMONG OTHER ITEMS, A 70 FEET CANTILEVER, ACCOMMODATIONS FOR 112 BEDS, THREE 2,200 HORSEPOWER MUD PUMPS AND SELF-POSITIONING FIXATION SYSTEM. PRESENTLY, THE COMPANY EXPECTS THE CONSTRUCTION OF THE DRILLING UNIT TO BE COMPLETED IN JUNE, 2003, WITH A TOTAL COST, INCLUDING OWNER FURNISHED EQUIPMENT AND CAPITALIZED INTEREST, OF APPROXIMATELY $125 MILLION. THE CONSTRUCTION OF THE DRILLING UNIT WILL BE FINANCED THROUGH THE COMPANY'S EXISTING CREDIT FACILITY AND CASH ON HAND.

     Statements contained in this press release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition;
operating risks; risks involved in foreign operations; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.

                                                CONTACT:             JIM HOLLAND
                                                                  (281) 749-7804